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                                                                  EXHIBIT: 10.12

                                                                  EXECUTION COPY

                                    GUARANTEE

                  GUARANTEE, dated as of March 31, 2003, made by TIME WARNER ENTERTAINMENT COMPANY, L.P. a Delaware limited partnership ("TWE") ("Guarantor"), in favor of DEUTSCHE BANK AG, NEW YORK BRANCH and CITICORP NORTH AMERICA, INC., as Co-Administrative Agents (in such capacity, the "Administrative Agents") for the lenders (the "Lenders") parties to the Term Loan Agreement, dated as of March 31, 2003 (as amended, supplemented or otherwise modified from time to time, the "Term Loan Agreement"), among MOTH HOLDINGS, INC. (to be renamed Time Warner Cable Inc.), the Lenders and the Administrative Agents.

                              W I T N E S S E T H :

                  WHEREAS, pursuant to the Term Loan Agreement, the Lenders have severally agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein;

                  WHEREAS it is a condition precedent to the obligation of the Lenders to make their respective Loans to the Borrower under the Term Loan Agreement that the Guarantor shall have executed and delivered this Guarantee to the Administrative Agents for the ratable benefit of the Lenders; and

                  WHEREAS Guarantor will upon consummation of the Restructuring become a subsidiary of the Borrower under the Term Loan Agreement, and it is to the advantage of Guarantor that the Lenders make the Loans to the Borrower under the Term Loan Agreement.

                  NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agents and the Lenders to enter into the Term Loan Agreement and to induce the Lenders to make their respective loans to the Borrower under the Term Loan Agreement, Guarantor hereby agrees with the Administrative Agents, for the ratable benefit of the Lenders, as follows:

                  1. Defined Terms. Unless otherwise defined herein, terms defined in the Term Loan Agreement and used herein shall have the meanings given to them in the Term Loan Agreement.

                  (a) As used herein, "Borrower" means MOTH Holdings, Inc. (and, once renamed as described in the preamble hereto, Time Warner Cable Inc., as successor in interest).

                  (b) As used herein, "Obligations" means the collective reference to the unpaid principal of and interest on the Loans, fees and all other obligations and liabilities of the Borrower to the Administrative Agents, the Paying Agent and the Lenders (including, without

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limitation, interest accruing at the then applicable rate provided in the Term
Loan Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Term Loan Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to either one or both of the Borrower whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Term Loan Agreement or any other Credit Document, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agents, the Paying Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of the Term Loan Agreement or any other Credit Document).

                  (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  2. Guarantee. Immediately following consummation of the Restructuring, TWE unconditionally and irrevocably guarantees to the Administrative Agents, for the ratable benefit of the Administrative Agents, the Paying Agent and the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts that constitute part of the guaranteed Obligations and would be owed by the Borrower to the Bank under the Credit Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

                  (a) This Guarantee shall remain in full force and effect until the Obligations are paid in full.

                  (b) Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agents, the Paying Agent or any Lender on account of its liability hereunder, it will notify the Administrative Agents and such Lender in writing that such payment is made under this Guarantee for such purpose.

                  (c) Anything herein or in any other Credit Document to the contrary notwithstanding, the maximum liability of Guarantor hereunder and under the other Credit

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Documents shall in no event exceed the amount which can be guaranteed by such
Guarantor under applicable federal and state laws relating to the insolvency of debtors.

                  (d) No payment or payments made by the Borrower, the Guarantor, any other guarantor or any other Person or received or collected by the Administrative Agents, the Paying Agent or any Lender from the Borrower, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any setoff or appropriation or payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder who shall, notwithstanding any such payment or payments (other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of the Guarantor hereunder until the Obligations are paid indefeasibly in full.

                  3. Right of Setoff. If an Event of Default shall have occurred and be continuing, TWE hereby authorizes each Lender at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final), at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of TWE (other than indebtedness related to commercial advertising and marketing arrangements entered into in the ordinary course of business) against any of and all the obligations of TWE now or hereafter existing under the Term Loan Agreement or any other Credit Document held by such Lender whether or not such Lender has made any demand for payment and although such obligations may be unmatured. Each Lender shall notify TWE promptly of any such setoff and the application made by such Lender of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this paragraph are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

                  4. No Subrogation. Notwithstanding any payment or payments made by Guarantor hereunder, or any setoff or application of funds of Guarantor by any Lender, Guarantor shall not be entitled to be subrogated to any of the rights of the Administrative Agents or any Lender against the Borrower or against any collateral security or guarantee or right of offset held by the Administrative Agents or any Lender for the payment of the Obligations, nor shall Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower in respect of payments made by Guarantor hereunder, until all amounts owing to the Administrative Agents and the Lenders by the Borrower on account of the Obligations are paid indefeasibly in full. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by Guarantor in trust for the Administrative Agents and the Lenders, segregated from other funds of Guarantor, and shall, forthwith upon receipt by Guarantor, be

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turned over to the Administrative Agents in the exact form received by Guarantor
(duly indorsed by Guarantor to the Administrative Agents, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agents may determine.

                  5. Amendments, etc. with Respect to the Obligations; Waiver of Rights. Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against Guarantor, and without notice to or further assent by Guarantor, (a) any demand for payment of any of the Obligations made by the Administrative Agents, the Paying Agent or any Lender may be rescinded by the Administrative Agents, the Paying Agent or such Lender, and any of the Obligations continued, (b) the Obligations or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agents, the Paying Agent or any Lender, (c) the Term Loan Agreement and any other Credit Document may be amended, modified, supplemented or terminated, in whole or in part, and (d) any collateral security, guarantee or right of offset at any time held by the Administrative Agents, the Paying Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agents nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto.

                  6. Guarantee Absolute and Unconditional. Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agents, the Paying Agent or any Lender upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower or the Guarantor, on the one hand, and the Administrative Agents, the Paying Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or Guarantor with respect to the Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Term Loan Agreement or any other Credit Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agents, the Paying Agent or any Lender, (b) any defense, setoff or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Administrative Agents, the Paying Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or Guarantor)

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which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower from the Obligations, or of Guarantor under this Guarantee, in bankruptcy or in any other instance. When making a demand hereunder or otherwise pursuing its rights and remedies hereunder against Guarantor, the Administrative Agents, the Paying Agent and any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agents or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, Guarantor or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, Guarantor or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agents, the Paying Agent or any Lender against Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                  7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agents, Paying Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of the Borrower's property, or otherwise, all as though such payments had not been made.

                  8. Payments. Guarantor hereby agrees that payments hereunder will be paid to the Administrative Agents or to the Paying Agent, if any, without setoff or counterclaim in the lawful money of the United States at the office of the Administrative Agents or Paying Agent, if any, specified in the Term Loan Agreement for payments thereunder.

                  9. Representations and Warranties. To induce the Administrative Agents, the Paying Agent and the Lenders to enter into the Term Loan Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, Guarantor hereby represents and warrants to the Administrative Agents and each Lender that the representations and warranties set forth in Article III of the Term Loan Agreement as they relate to the Guarantor or to the Credit Documents to which Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Administrative Agents and each Lender shall be entitled to rely on each of them as if they were fully set forth herein (it being understood that any representation or warranty set forth in Article III of the Term Loan Agreement shall apply to the Guarantor and its Subsidiaries in the manner set forth in such Article III).

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                  10.      Authority of Administrative Agents. Guarantor
acknowledges that the rights and responsibilities of the Administrative Agents under this Guarantee with respect to any action taken by the Administrative Agents or the exercise or non-exercise by the Administrative Agents of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agents and the Lenders, be governed by the Term Loan Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agents and Guarantor, the Administrative Agents shall be conclusively presumed to be acting as Agents for the Lenders with full and valid authority so to act or refrain from acting, and Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  11. Notices. All notices, requests and demands to or upon the Administrative Agents, any Lender or Guarantor shall be effected in the manner provided in Section 9.01 of the Term Loan Agreement; any such notice, request or demand to or upon Guarantor shall be addressed to Guarantor at its notice address set forth on Schedule 1 hereto.

                  12. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  13. Integration. This Guarantee and the other Credit Documents represent the agreement of Guarantor with respect to the subject matter hereof and there are no promises or representations by Guarantor, the Administrative Agents, the Paying Agent or any Lender relative to the subject matter hereof not reflected herein or in the other Credit Documents.

                  14. Amendments in Writing. Subject to Section 9.02 of the Term Loan Agreement, None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Guarantor and the Administrative Agents, provided that any right, power or privilege of the Administrative Agents or the Lenders arising under this Guarantee may be waived by the Administrative Agents and the Lenders in a letter or agreement executed by the Administrative Agents; provided, further, that no such amendment or waiver shall release Guarantor from its obligations hereunder without the written consent of each Lender.

                  15. No Waiver; Cumulative Remedies. Neither the Administrative Agents, the Paying Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in ex-

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ercising, on the part of the Administrative Agents, the Paying Agent or any
Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agents, the Paying Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agents, the Paying Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  16. Taxes. Any and all payments by or on account of any Obligation hereunder shall be made by Guarantor in accordance with the provisions of Section 2.16 of the Term Loan Agreement.

                  17. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  18. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of Guarantor and shall inure to the benefit of the Administrative Agents and the Lenders and their successors and assigns; provided that Guarantor may not assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Administrative Agents.

                  19. Enforcement Expenses. Guarantor agrees, jointly and severally, to pay or reimburse each Lender, the Paying Agent and the Administrative Agents for all its costs and expenses incurred in collecting against Guarantor under this Guarantee or otherwise enforcing or protecting any rights under this Guarantee and the other Credit Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel to each Lender and of counsel to the Administrative Agents.

                  20.      Acknowledgements. Guarantor hereby acknowledges that

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Guarantee;

                  (b) neither the Administrative Agents, the Paying Agent nor any Lender has any fiduciary relationship with or duty to Guarantor arising out of or in connection with this Guarantee or any other Credit Document, and the relationship between Guarantor, on the one hand, and the Administrative Agents, the Paying Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

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                  (c)      no joint venture is created hereby or by the other
         Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Guarantor and the Lenders.

                  21. GOVERNING LAW. THIS GUARANTEE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  22. Jurisdiction; Consent to Service of Process. Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee, or for recognition or enforcement of any judgment, and Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (a) Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guarantee in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (b) Guarantor irrevocably consents to service of process in the manner provided for notices in paragraph 11 of this Guarantee. Nothing in this Guarantee will affect the right of any party to this Guarantee to serve process in any other manner permitted by law.

                  23. WAIVER OF JURY TRIAL. GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

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                  IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                TIME WARNER ENTERTAINMENT COMPANY, L.P.

                                By:        /s/ Edward B. Ruggiero
                                    ------------------------------------
                                    Name:  Edward B. Ruggiero
                                    Title: Vice President, Corporate Finance

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                                                                      SCHEDULE I
                                                                    TO GUARANTEE

                               Address for Notices

TIME WARNER ENTERTAINMENT COMPANY, L.P.

75 Rockefeller Plaza
New York, NY 10019
Attention: Chief Financial Officer
Facsimile: No.: 212-405-5213
Attention: General Counsel
Facsimile No.: 212-258-3020